Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
VIALOG Corporation:

         We consent to the incorporation by reference in the Registration Statement of VIALOG Corporation (the "Company") on Form S-8 of our reports included in the Company's Annual Report on Form 10-K (File No. 333-22585) filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.

                                                       /s/ KPMG Peat Marwick LLP

Boston, Massachusetts

April 9, 1999